Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	THOMAS C. ELLIOTT
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
ONE CRESCENT DRIVE, SUITE 203
PHILADELPHIA, PA 19112
(215) 546-5005; (215) 640-6357 (fax)

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR THE FIRST FISCAL QUARTER ENDED DECEMBER 31, 2012

Philadelphia, PA, February 5, 2013 - Resource America, Inc. (NASDAQ: REXI) (the "Company”) reported adjusted income from continuing operations attributable to common shareholders, net of tax, a non-GAAP measure, of $1.4 million, or $0.06 per common share-diluted, for the first fiscal quarter ended December 31, 2012 as compared to an adjusted loss from continuing operations attributable to common shareholders, net of tax, of $2.6 million, or $0.13 per common share-diluted, for the first fiscal quarter ended December 31, 2011. A reconciliation of the Company's reported GAAP (loss) income from continuing operations before taxes to adjusted income (loss) from continuing operations attributable to common shareholders, net of tax, a non-GAAP measure, is included as Schedule I to this release.

The Company reported a GAAP net loss attributable to common shareholders of $1.4 million, or $0.07 per common share-diluted, for the first fiscal quarter ended December 31, 2012 as compared to net income attributable to common shareholders of $185,000, or $0.01 per common share-diluted, for the first fiscal quarter ended December 31, 2011.

Jonathan Cohen, CEO and President, commented, “Resource America's first fiscal quarter that ended December 31, 2012 was a solid one that reflects our progress and makes us excited about our prospects.  Compared to just a year ago, our assets under management have increased by $2.0 billion, from $13.3 billion to $15.3 billion.  In the first fiscal quarter, Resource Capital Corp and Resource Real Estate Opportunity REIT collectively raised over $90.0 million in new capital, which builds those companies and provides us with substantial future management fees.  CVC Credit Partners, our corporate credit joint venture, closed a $450.0 million CLO during the first fiscal quarter and another $400.0 million CLO in January 2013, growing that business which is a top performer in a booming industry.  Our balance sheet remains solid, with substantial liquidity and little debt, and we are generating positive adjusted operating cash earnings.  All of these are positive trends that we expect to build upon.”

Assets Under Management

The following table details the Company's assets under management by operating segment, which increased by $2.0 billion (15%) from December 31, 2011 to December 31, 2012:

	December 31,		December 31,
	2012		2011
Financial fund management	$13.0	billion	$11.1	billion
Real estate	1.8	billion	1.6	billion
Commercial finance	0.5	billion	0.6	billion
	$15.3	billion	$13.3	billion

A description of how the Company calculates assets under management is set forth in Item 1 of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2012.

Highlights for the First Fiscal Quarter Ended December 31, 2012 and Recent Developments
REAL ESTATE:

•	Fundraising:

•
Resource Real Estate Opportunity REIT, Inc. (“RRE Opportunity REIT”) raised a record $42.2 million during the first fiscal quarter ended December 31, 2012. Through January 31, 2013, RRE Opportunity REIT has raised approximately $224.8 million in total equity capital.

•	Resource Capital Corp. (“RSO”) raised $49.8 million of common and preferred equity capital during the first fiscal quarter ended December 31, 2012.

•	First Fiscal Quarter RRE Activity:

•
In October 2012, RRE sold a $16.1 million multifamily property on behalf of a joint venture with an existing partner in which RSO is a member. In connection with this sale, the Company received a $114,000 disposition fee.

•
In November 2012, on behalf of one of RRE's sponsored limited partnerships, acquired a multifamily rental property for $4.6 million. In connection with this purchase, the Company received a $47,000 acquisition fee and will receive asset and property management fees in the future.

•
In December 2012, on behalf of RRE Opportunity REIT, acquired four multifamily rental apartment properties for $24.3 million. In connection with this purchase, the Company received $493,000 in acquisition fees and will receive asset and property management fees in the future.

•
In December 2012, in connection with an additional $8.0 million of capital funding for a property acquired in June 2012 on behalf of RRE Opportunity REIT, the Company received an additional acquisition fee totaling $159,000.

•
Property Management: Resource Real Estate Management, Inc., the Company's property management subsidiary, increased the apartment units it manages to 19,267 units at 66 properties as of December 31, 2012 from 15,204 units at 55 properties as of December 31, 2011.

•
Increased Assets Under Management: The Company's real estate operating segment increased its assets under management at December 31, 2012 to $1.8 billion, an increase of $185.0 million, or 11%, from December 31, 2011.

•
Increased Revenues: Real estate revenues increased 52% to $13.2 million for the first fiscal quarter ended December 31, 2012 as compared to $8.7 million for the first fiscal quarter ended December 31, 2011.

FINANCIAL FUND MANAGEMENT:

•
New Collateralized Loan Obligation (“CLO”): In November 2012, CVC Credit Partners, L.P., ("CCP"), the Company's global joint venture with CVC Capital Partners SICAV-FIS, S.A. ("CVC"), closed Apidos CLO X (par value $450.0 million). In January 2013, CCP closed Apidos CLO XI (par value $400.0 million). In connection with these CLOs, CCP expects to receive approximately $5.9 million annually in asset management fees in the future.

•
Increased Assets Under Management: The Company's financial fund management operating segment increased its assets under management at December 31, 2012 to $13.0 billion, an increase of $1.9 billion, or 17%, from December 31, 2011.

COMMERCIAL FINANCE:

•
Lease Origination/Platform Growth.  LEAF Commercial Capital, Inc. (“LEAF”), the Company's equipment leasing joint venture, continued to grow its lease origination and servicing operations during the first fiscal quarter ended December 31, 2012.

•	Lease and loan origination volume increased by 55% compared to the first fiscal quarter ended December 31, 2011; and

•	LEAF's commercial finance assets as of December 31, 2012 increased by 69% from December 31, 2011.

•
Increased Warehouse Capacity:  LEAF expanded and renewed for two years, its Guggenheim Securities arranged revolving warehouse line as of December 31, 2012. This revolving line of credit was expanded to $192.0 million with the other existing facility participants, Well Fargo Capital Finance and Natixis increasing their commitment to LEAF as well. This renewal increases LEAF's overall warehouse capacity to over $340.0 million and these lines of credit provide liquidity to fund lease originations prior to utilizing the term securitization market for permanent financing.

CORPORATE/OTHER:

•
Share Repurchase Plan: In August 2012, the Company's Board of Directors authorized the Company to repurchase up to 5% of the Company's outstanding common shares. Since August 2012, the Company has repurchased over 382,000 shares at an average price of $6.53 under this plan.

•	Senior Note Modification: In December 2012, the Company modified $10.0 million of outstanding senior notes to extend the maturity date to March 31, 2015.

•
Corporate Credit Facility Modifications: In October 2012, the Company extended the maturity of its existing $3.5 million revolving credit facility with Republic Bank from December 2013 to December 2014. In November 2012, the Company extended the maturity of its revolving credit facility with TD Bank from August 2013 to December 2014 and eliminated the 6% interest rate floor.

•
Dividends: The Company's Board of Directors authorized the payment on January 31, 2013 of a $0.03 cash dividend per share on the Company's common stock to holders of record as of the close of business on January 18, 2013. RSO declared a cash dividend of $0.20 per common share for its fourth fiscal quarter ended December 31, 2012.

Resource America, Inc. is a specialized asset management company that uses industry specific expertise to evaluate, originate, service and manage investment opportunities for its own account and for outside investors in the real estate, financial fund management and commercial finance sectors as well as our joint ventures.
For more information, please visit our website at www.resourceamerica.com or contact investor relations at pkamdar@resourceamerica.com.
Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed or implied in this release and its other reports filed with the Securities and Exchange Commission. For information pertaining to risks relating to these forward-looking statements, reference is made to the section “Risk Factors” contained in Item 1A of the Company's Annual Report on Form 10-K and in other of its public filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements to reflect new or changing information or events except as may be required by law.
A registration statement relating to securities offered by RRE Opportunity REIT was declared effective by the SEC on June 16, 2010.  A written prospectus relating to these securities may be obtained by contacting Resource Securities, Inc., 2005 Market Street, 15th Floor, Philadelphia, PA 19103.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The remainder of this release contains the Company's unaudited consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows and reconciliation of GAAP (loss) income from continuing operations before taxes to adjusted income (loss) from continuing operations attributable to common shareholders, net of tax.

RESOURCE AMERICA, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2012	September 30, 2012
	(unaudited)
ASSETS
Cash	$11,899	$19,393
Restricted cash	638	642
Receivables	468	3,554
Receivables from managed entities and related parties, net	38,685	41,051
Investments in real estate, net	18,041	19,149
Investment securities, at fair value	25,533	22,532
Investments in unconsolidated loan manager	37,221	36,356
Investments in unconsolidated entities	13,156	12,993
Property and equipment, net	2,590	2,732
Deferred tax assets, net	35,373	34,565
Other assets	6,726	3,776
Total assets	$190,330	$196,743

LIABILITIES AND EQUITY
Liabilities:
Accrued expenses and other liabilities	$21,556	$23,042
Payables to managed entities and related parties	3,567	4,380
Borrowings	22,610	23,020
Total liabilities	47,733	50,442

Commitments and contingencies

Equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	—	—
Common stock, $.01 par value, 49,000,000 shares authorized; 30,069,822 and 29,866,664 shares issued (including nonvested restricted stock of 604,353 and 403,195), respectively	295	294
Additional paid-in capital	286,048	285,844
Accumulated deficit	(27,137)	(24,508)
Treasury stock, at cost; 9,914,090 and 9,756,955 shares, respectively	(103,472)	(102,457)
Accumulated other comprehensive loss	(13,416)	(13,080)
Total stockholders’ equity	142,318	146,093
Noncontrolling interests	279	208
Total equity	142,597	146,301
	$190,330	$196,743

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	December 31,
	2012	2011
REVENUES:
Real estate	$13,154	$8,666
Financial fund management	2,675	6,579
Commercial finance	(124)	3,419
	15,705	18,664
COSTS AND EXPENSES:
Real estate	7,998	7,192
Financial fund management	1,017	5,804
Commercial finance	(49)	1,963
General and administrative	2,256	2,896
Gain on sale of leases and loans	—	(37)
Provision for credit losses	5,152	2,250
Depreciation and amortization	492	2,061
	16,866	22,129
OPERATING LOSS	(1,161)	(3,465)

OTHER INCOME (EXPENSE):
Gain on deconsolidation and sale of subsidiaries	—	8,749
Loss on extinguishment of debt	—	(2,190)
Gain on sale of investment securities, net	—	58
Interest expense	(522)	(2,974)
Other income, net	588	559
	66	4,202
(Loss) income from continuing operations before taxes	(1,095)	737
Income tax (benefit) provision	(241)	154
(Loss) income from continuing operations	(854)	583
Loss from discontinued operations, net of tax	(6)	(20)
Net (loss) income	(860)	563
Add: net income attributable to noncontrolling interests	(587)	(378)
Net (loss) income attributable to common shareholders	$(1,447)	$185

Amounts attributable to common shareholders:
(Loss) income from continuing operations	$(1,441)	$205
Discontinued operations	(6)	(20)
Net (loss) income	$(1,447)	$185

Basic (loss) earnings per share:
Continuing operations	$(0.07)	$0.01
Discontinued operations	—	—
Net (loss) income	$(0.07)	$0.01
Weighted average shares outstanding	20,077	19,641

Diluted (loss) earnings per share:
Continuing operations	$(0.07)	$0.01
Discontinued operations	—	—
Net (loss) income	$(0.07)	$0.01
Weighted average shares outstanding	20,077	20,039

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	December 31,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(860)	$563
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	550	3,087
Provision for credit losses	5,152	2,250
Unrealized gain on trading securities	(164)	—
Equity in earnings of unconsolidated entities	(1,201)	(557)
Distributions from unconsolidated entities	1,011	1,163
Gain on sale of leases and loans	—	(37)
Gain on sale of investment securities, net	(307)	(58)
Gain on sale of assets	(831)	—
Gain on sale and deconsolidation of subsidiaries	—	(8,749)
Loss on extinguishment of debt	—	2,190
Deferred income tax (benefit) provision	(241)	154
Equity-based compensation issued	205	498
Equity-based compensation received	(206)	—
Trading securities purchases and sales, net	(1,828)	—
Loss from discontinued operations	6	20
Changes in operating assets and liabilities	(4,666)	(1,432)
Net cash used in operating activities	(3,380)	(908)
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(80)	(106)
Payments received on real estate loans and real estate	712	1,550
Investments in real estate and unconsolidated real estate entities	(1,012)	(127)
Purchase of commercial finance assets	—	(18,483)
Principal payments received on leases and loans	3	9,031
Cash divested on deconsolidation of LEAF	—	(2,284)
Purchase of investments	(1,323)	(600)
Proceeds from sale of loans and investments	—	207
Net cash used in investing activities	(1,700)	(10,812)
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in borrowings	—	128,845
Principal payments on borrowings	(229)	(123,823)
Dividends paid	(593)	(569)
Repurchase of common stock	(1,078)	(939)
Preferred stock dividends paid by LEAF to RSO	—	(188)
Decrease (increase) in restricted cash	3	(633)
Other	(150)	(2,250)
Net cash (used in) provided by financing activities	(2,047)	443
CASH FLOWS FROM DISCONTINUED OPERATIONS:
Operating activities	(367)	(375)
Net cash used in discontinued operations	(367)	(375)

Decrease in cash	(7,494)	(11,652)
Cash, beginning of year	19,393	24,455
Cash, end of period	$11,899	$12,803

Schedule I

RECONCILIATION OF GAAP (LOSS) INCOME FROM CONTINUING
OPERATIONS BEFORE TAXES TO ADJUSTED INCOME (LOSS) FROM
CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS, NET OF TAX (1)
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	December 31,
	2012	2011
(Loss) income from continuing operations before taxes - GAAP	$(1,095)	$737
Income attributable to noncontrolling interests - pre-tax	(865)	(249)
(Loss) income from continuing operations attributable to common shareholders - pre-tax	(1,960)	488

Commercial finance adjustments, pre-tax:
Loss (income) from operations	4,582	(4,849)
Noncontrolling interests	—	223
Commercial finance operations	4,582	(4,626)

Adjusted income (loss) from continuing operations attributable to common shareholders - pre-tax	2,622	(4,138)
Income tax provision (benefit) (2)	1,245	(1,527)
Adjusted income (loss) from continuing operations attributable to common shareholders, net of tax	$1,377	$(2,611)

Adjusted weighted average diluted shares outstanding (3)	21,199	19,641

Adjusted income (loss) from continuing operations attributable to common shareholders, net of tax, per common per share-diluted	$0.06	$(0.13)

1.
Adjusted income (loss) from continuing operations attributable to common shareholders, net of tax, presents the Company's operations without the effect of its commercial finance operations. The Company believes that this provides useful information to investors since it allows investors to evaluate the Company's progress in both its real estate and financial fund management segments for the three months ended December 31, 2012 and 2011 separately from its commercial finance operations. Adjusted income (loss) from continuing operations attributable to common shareholders, net of tax, should not be considered as an alternative to (loss) income from continuing operations before taxes (computed in accordance with GAAP). Instead, adjusted income (loss) from continuing operations attributable to common shareholders, net of tax, should be reviewed in connection with (loss) income from continuing operations before taxes in the Company's consolidated financial statements, to help analyze how the Company's business is performing.

2.	Income tax provision (benefit) is calculated using the Company's tax rate for the period, excluding one-time tax adjustments.

3.
Dilutive shares used in the calculation of adjusted income from continuing operations attributable to common shareholders per common share-diluted includes an additional 1.1 million shares for the three months ended December 31, 2012, which were antidilutive for the period and, as such, were not used in the calculation of GAAP loss from continuing operations attributable to common shareholders per common share-diluted.